SECURITIES AND EXCHANGE COMMISSION

                 Washington, D.C.  20549
                    --------------------
                         FORM 8-K

                       CURRENT REPORT


           Pursuant to Section 13 or 15(d) of the
              Securities Exchange Act of 1934

Date of Report
 (Date of earliest event reported)  August 22, 1994

                    FORD MOTOR CREDIT COMPANY
      -----------------------------------------------------
      (Exact name of registrant as specified in its charter)


INCORPORATED IN DELAWARE           1-6368            38-1612444
- - ------------------------   ----------------------- -------------
(State of other juris-     (Commission File Number) (IRS Employer
diction of incorporation)                          Identification
                                                        No.)


  THE AMERICAN ROAD, DEARBORN, MICHIGAN                48121
- - ----------------------------------------             ----------
(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code   313-322-3000

ITEM 5.  OTHER EVENTS

          Ford Motor Credit Company, a Delaware corporation (the "Company"), has registered Debt Securities ("Debt Securities") pursuant to Registration Statement No. 33-50295. The Debt Securities were registered on Form S-3 to be offered on a delayed or continuous basis pursuant to Rule 4l5 under the Securities Act of 1933. The Debt Securities are to be issued under an Indenture dated as of November 1, 1987, between the Company and Continental Bank, National Association. The Company has created a series of Debt Securities under such Indenture in the aggregate principal amount of $500,000,000. Such series has been designated as the Company's 6.80% Notes due August 15, 1997 (the "Notes"). The entire issue of the Notes will be represented by four Global Securities, three, each in the aggregate principal amount of $150,000,000 and one in the aggregate principal amount of $50,000,000 (the "Global Securities") except that in certain circumstances as provided in the Indenture, the Global Securities will be exchanged for Notes in definitive form (the "Definitive Notes"). Copies of the form of specimen Global Security and form of Definitive Note are being filed as exhibits to this Report.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
AND EXHIBITS.

                              EXHIBITS

DESIGNATION             DESCRIPTION              METHOD OF FILING
- - -----------             -----------              ----------------
Exhibit 4.1     Form of specimen Global Security    Filed with
                relating to Ford Motor Credit       this Report
                Company's 6.80% Notes
                due August 15, 1997.

Exhibit 4.2     Form of specimen Definitive Note    Filed with
                relating to Ford Motor Credit       this Report
                Company's 6.80% Notes
                due August 15, 1997.

                                 SIGNATURE

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                   FORD MOTOR CREDIT COMPANY
                                         (Registrant)

Date:  August 22, 1994              By: /s/ R. P. Conrad
                                   ------------------------
                                    R. P. Conrad
                                    Assistant Secretary

                           EXHIBIT INDEX


DESIGNATION      DESCRIPTION


Exhibit 4.1      Form of specimen Global Security
                 relating to Ford Motor Credit
                 Company's 6.80% Notes due
                 August 15, 1997.

Exhibit 4.2      Form of Definitive Note relating
                 to Ford Motor Credit Company's
                 6.80% Notes due August 15, 1997.